                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                ---------------


                                    FORM 8-A


               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                       KAUFMAN AND BROAD HOME CORPORATION
-------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

                Delaware                                           95-3666267
-----------------------------------------------       ------------------------------------
(State of Incorporation or Organization)              (I.R.S. Employer Identification No.)

10990 Wilshire Boulevard, Los Angeles, CA 90024                      90024
-----------------------------------------------       ------------------------------------
   (Address of principal executive offices)                        (zip code)



If this form relates to the registration             If this form relates to the registration
of a class of securities pursuant to                 of a class of securities pursuant to
Section 12(b) of the Exchange Act and                Section 12(g) of the Exchange Act and is
is effective pursuant to General                     effective pursuant to General Instruction
Instruction A.(c), please check the                  A.(d), please check the following box.  [ ]
following box.  [X]



       Securities to be registered pursuant to Section 12(b) of the Act:



      Title of Each Class                    Name of Each Exchange on Which
      to be so Registered                    Each Class is to be Registered
--------------------------------             -------------------------------

   9-5/8% Senior Subordinated                    New York Stock Exchange
--------------------------------             -------------------------------

         Notes due 2006
--------------------------------             -------------------------------



       Securities to be registered pursuant to Section 12(g) of the Act:

                                      None
------------------------------------------------------------------------------

ITEM 1.   DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

          The material set forth in the sections captioned "Description of the Notes" and "Description of the Debt Securities" in the Registrant's Prospectus Supplement to Prospectus dated November 14, 1996 (pursuant to Registration Statement Nos. 333-14977 and 33-50732), filed with the Securities and Exchange Commission (the "Commission") on November 18, 1996, pursuant to Rule 424(b) under the Securities Act of 1933, as amended, is incorporated herein by reference.



ITEM 2.   EXHIBITS.


          1.  Form of Senior Subordinated Debt Indenture, dated as of
              November 19, 1996, between the Registrant and SunTrust Bank, Atlanta, as Trustee, relating to the Registrant's 9-5/8% Senior Subordinated Notes due 2006 (incorporated herein by reference to Exhibit 4.13 to the Current Report on Form 8-K (Commission file number 1-9195) of the Registrant, filed with the Commission on November 19, 1996).

          2. Form of the Registrant's 9-5/8% Senior Subordinated Notes due 2006 (the "Notes") (incorporated herein by reference to Exhibit 4.14 to the Current Report on Form 8-K (Commission file number 1-9195) of the Registrant, filed with the Commission on November 19, 1996).

          3. Form of Officers' Certificate, dated as of November 19, 1996, establishing certain terms of the Notes (incorporated herein by reference to Exhibit 4.15 to the Current Report on Form 8-K (Commission file number 1-9195) of the Registrant, filed with the Commission on November 19, 1996).

                                   SIGNATURE



        Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                         KAUFMAN AND BROAD HOME CORPORATION


Date: October 30, 1997                   By:  /s/ KIMBERLY N. KING
     -------------------                    --------------------------------
                                              Kimberly N. King
                                              Corporate Secretary and
                                              Associate Counsel